                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     NOVEMBER 3, 1997



                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     DELAWARE                     0-18525                      52-1616016
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 (STATE OR OTHER              (COMMISSION FILE             (IRS EMPLOYER
 JURISDICTION OF              NUMBER)                      IDENTIFICATION NO.)
 INCORPORATION)




     533 SOUTH FREMONT AVENUE - LOS ANGELES, CALIFORNIA              90071
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (213) 613-3123
                                                          --------------



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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS.

     On November 3, 1997, CB Commercial Real Estate Services Group, Inc. (the "Company") issued a press release announcing developments in its facilities management operation and joint venture in New England. The Company also announced that its common stock will be traded on the New York Stock Exchange beginning November 7, 1997. The press release is filed as an exhibit hereto.

     On November 4, 1997, the Company issued a press release announcing its results of operations for the quarter and nine-month periods ended September 30, 1997. The press release is filed as an exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following is furnished as exhibits to this report:

     99.1 Press release dated November 3, 1997 issued by CB Commercial Real Estate Services Group, Inc.

     99.2 Press release dated November 4, 1997 issued by CB Commercial Real Estate Services Group, Inc.


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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                CB COMMERCIAL REAL ESTATE SERVICES
                                GROUP, INC.



Date: November 4, 1997          By:     /s/ Ronald J. Platisha
                                   --------------------------------
                                        Ronald J. Platisha
                                        Executive Vice President


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